UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2007

INVESTORS FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

Commission file number: 0-26996

Delaware	04-3279817
(State of incorporation)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 937-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 5, 2007, Investors Financial Services Corp. (the “Company”) issued a press release announcing the execution of the Agreement and Plan of Merger, dated as of February 4, 2007, by and between State Street Corporation (“State Street”) and the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the announcement of the merger, the Company sent to its employees the communication attached as Exhibit 99.2, which is incorporated by reference herein.

ADDITIONAL INFORMATION

State Street intends to file with the SEC a registration statement that will include the proxy statement/prospectus of the Company and other relevant documents to be mailed to security holders in connection with the proposed transaction. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STATE STREET, THE COMPANY AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of the Company seeking approval of the proposed transaction. Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement/prospectus (when it becomes available) may be obtained free of charge by directing a request to State Street Corporation, One Lincoln Street, Boston, MA 02110, Attention: Office of the General Counsel; or by directing a request to Investors Financial Services Corporation, 200 Clarendon Street, Boston, MA 02116, Attention: Office of the General Counsel.

This document is not a solicitation of a proxy from any security holder of the Company or an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The Company, its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the proxy statement filed with the SEC by the Company on March 8, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.
Exhibit No.	Description

99.1	Press Release dated February 5, 2007
99.2	Letter to Employees, February 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Financial Services Corp.

By: /s/ John E. Henry

John E. Henry
Secretary

Date: February 5, 2007